Exhibit 10.4

FOURTH AMENDMENT TO CREDIT AGREEMENT
FOURTH AMENDMENT, dated as of March 28, 2018 (this “Agreement”), to the Credit Agreement, dated as of March 26, 2015, among WYNDHAM WORLDWIDE CORPORATION (the “Borrower”), the several lenders and letter of credit issuers from time to time party thereto (collectively, the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent, and the other parties thereto (as heretofore and as may hereafter be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested that the Required Lenders consent to the amendments of the Credit Agreement set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in reliance on the representations, warranties and covenants herein contained, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to all of the terms and conditions set forth in this Agreement and the Credit Agreement:
1.1    New Definition of Amendment No. 4 Effective Date. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “Amendment No. 4 Effective Date” in the appropriate alphabetical order:
“Amendment No. 4 Effective Date” means March 28, 2018.
1.2        New Definition of Bail-In Action. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “Bail-In Action” in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
1.3        New Definition of Bail-In Legislation. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “Bail-In Legislation” in the appropriate alphabetical order:

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

1.4        New Definition of Benefit Plan. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “Benefit Plan” in the appropriate alphabetical order:

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

1.5    New Definition of Collateral. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “Collateral” in the appropriate alphabetical order:
“Collateral” means all of the “Collateral” or similar term referred to in the Collateral Documents and all of the other property and assets that are or are required under the terms of this Agreement to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties .
1.6        New Definition of Collateral Documents. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “Collateral Documents” in the appropriate alphabetical order:

“Collateral Documents” means, collectively, the security agreement, pledge agreement or similar agreement, instruments or other documents delivered to the Administrative Agent that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties hereunder.

1.7    Definition of Defaulting Lender. The definition of “Defaulting Lender” contained in Section 1 of the Credit Agreement is hereby amended by (i) deleting the word “or” at the end of clause (d) of the first sentence thereof and replacing it with a comma (“,”), (ii) deleting the semi-colon (“;”) at the end of clause (d) of the first sentence thereof and replacing it with “or” and (iii) inserting the following new clause (iii) immediately prior to the proviso at the end of the first sentence thereof:
(iii) become the subject of a Bail-in Action;
1.8    Definition of Consolidated Net Income. The definition of “Consolidated Net Income” contained in Section 1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (iii) of the proviso thereof and replacing it with a comma (“,”), (ii) replacing the period at the end of clause (iv) thereof with “ and” and (iii) inserting the following new clause (v) at the end thereof immediately prior to the period (“.”) at the end thereof:
(v) any net charge, expense or loss with respect to (x) any disposed, abandoned, divested and/or discontinued asset, property, operation or business (other than, at the option of the Borrower, the Borrower’s European vacation rental business pending the sale thereof)

and/or (y) any disposal, abandonment, divestiture and/or discontinuation of any asset, property, operation or business.
1.9        New Definition of EEA Financial Institution. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “EEA Financial Institution” in the appropriate alphabetical order:

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
1.10    New Definition of EEA Member Country. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “EEA Member Country” in the appropriate alphabetical order:

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
1.11    New Definition of EEA Resolution Authority. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “EEA Resolution Authority” in the appropriate alphabetical order:

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
1.12    Definition of ERISA. The definition of “ERISA” contained in Section 1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

1.13    New Definition of EU Bail-In Legislation Schedule. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “EU Bail-In Legislation Schedule” in the appropriate alphabetical order:

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
1.14    Definition of Fundamental Documents. The definition of “Fundamental Documents” contained in Section 1 of the Credit Agreement is hereby amended by inserting “, any

Collateral Documents, any intercreditor agreement,” immediately prior to the words “any Notes” in the first line thereof.
1.15    Definition of Hotels Spin-Off. The definition of “Hotels Spin-Off” contained in Section 1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Hotels Spin-Off” has the meaning assigned to the term “Parent Spin” in the LQ Acquisition Agreement.
1.16    New Definition of Hotels Spinco. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “Hotels Spinco” in the appropriate alphabetical order:
“Hotels Spinco” has the meaning assigned to the term “Parent Spinco” in the LQ Acquisition Agreement.
1.17    New Definition of Hotels Spin Indebtedness. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “Hotels Spin Indebtedness” in the appropriate alphabetical order:
“Hotels Spin Indebtedness” shall mean Indebtedness of Hotels Spinco and its Subsidiaries in connection with the LQ Acquisition and/or the Hotels Spin-Off and any Guaranty Obligations and contingent liabilities incurred or assumed in connection therewith.
1.18    New Definition of LQ Acquisition. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “LQ Acquisition” in the appropriate alphabetical order:
“LQ Acquisition” means the merger of a wholly-owned Subsidiary of the Borrower, with and into La Quinta Holdings Inc., a Delaware corporation, in accordance with the LQ Acquisition Agreement, and all transactions related or ancillary thereto.

1.19    New Definition of LQ Acquisition Agreement. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “LQ Acquisition Agreement” in the appropriate alphabetical order:
“LQ Acquisition Agreement” means the Agreement and Plan of Merger, dated as of January 17, 2018, by and among the Borrower, WHG BB Sub, Inc. and La Quinta Holdings Inc., as amended, restated, supplemented or otherwise modified from time to time (but without giving effect to any amendment, restatement, supplementation or modification that is materially adverse to the Lenders or the Administrative Agent).

1.20    New Definition of Post-Spin Credit Facility. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “Post-Spin Credit Facility” in the appropriate alphabetical order:

“Post-Spin Credit Facility” means the credit facilities that may be obtained by the Borrower at any time on or after the date of the Hotels Spin-Off in an aggregate principal amount not less than (i) if at such time, the sale of the Borrower’s European vacation rental business has been consummated, and the Borrower has received the net cash proceeds from such sale, $1,000,000,000 or (ii) otherwise, $1,500,000,000 (excluding, in each case, any Securitization Indebtedness).

1.21    New Definition of PTE. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “PTE” in the appropriate alphabetical order:
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

1.22    New Definition of Secured Parties. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “Secured Parties” in the appropriate alphabetical order:
“Secured Parties” means, collectively, the Administrative Agent, the Lenders (including, for the avoidance of doubt, the Issuing Lenders), and each co-agent or sub-agent appointed by the Administrative Agent pursuant to Article 8.
1.23    New Definition of Write-Down and Conversion Powers. Section 1 of the Credit Agreement is hereby amended by inserting the following definition of “Write-Down and Conversion Powers” in the appropriate alphabetical order:

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.24    Mandatory Termination of Revolving Commitments. Section 2.14 of the Credit Agreement is hereby amended by inserting the following new clauses (i) and (j) at the end thereof:

(i)    Immediately upon the incurrence or effectiveness of any Post-Spin Credit Facility, the Revolving Commitments of all of the Lenders shall be automatically terminated in their entirety.

(j)    Immediately upon the later of (x) consummation of the sale of the Borrower’s European vacation rental business and the receipt by the Borrower of the net cash proceeds from such sale and (y) the consummation of the Hotels Spin-Off, the Revolving Commitments shall be automatically reduced by $500 million.

1.25    Reallocation of Revolving Percentages to Reduce Fronting Exposure. Section 2.31(a)(iv)(x) of the Credit Agreement is hereby amended by (i) deleting the word “Neither”

at the beginning of clause (B) in the proviso thereto and (ii) inserting “Subject to Section 10.21, neither” at the beginning of clause (B) of the proviso thereto.

1.26    Compliance with ERISA. Section 3.13 of the Credit Agreement is hereby amended by (i) changing the existing Section 3.13 into the new clause (a) of Section 3.13, (ii) replacing the period at the end thereof with “; and” and (iii) inserting the following new clause (b) at the end thereof:

(b)    The Borrower represents and warrants as of the Closing Date that the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Revolving Commitments.

1.27    EEA Financial Institutions. The Credit Agreement is hereby amended by inserting the following Section 3.19, “EEA Financial Institutions” in the appropriate numerical order:
Section 3.19 The Borrower is not an EEA Financial Institution.

1.28    Limitation on Indebtedness. Section 6.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (k) thereof, (ii) replacing the period at the end of clause (l) thereof with “; and” and (iii) inserting the following new clause (m) at the end thereof:

(m)    Hotels Spin Indebtedness.
1.29    Limitations on Liens. Section 6.3 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (i) thereof, (ii) replacing the period at the end of clause (j) thereof with “; and” and (iii) inserting the following new clause (k) at the end thereof:
(k)    Liens on property of Hotels Spinco and its Subsidiaries securing (i) Hotels Spin Indebtedness and (ii) any Indebtedness for borrowed money of the Borrower existing as of the Amendment No. 4 Effective Date, in each case to the extent the Borrower has caused the Obligations to be, or will make effective a provision pursuant to which the Obligations are, secured on an equal and ratable (or prior) basis to the Hotels Spin Indebtedness, for so long as (x) the Hotels Spin Indebtedness is secured and/or (y) Hotels Spinco is a Subsidiary of the Borrower.
1.30    New Certain ERISA Matters. The Credit Agreement is hereby amended by inserting the following Section 8.13, “Certain ERISA Matters” in the appropriate numerical order:
(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the

Administrative Agent and its respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Letters of Credit,
(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans or the Letters of Credit and this Agreement,
(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit and this Agreement, or
(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and its respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:
(i) Neither the Administrative Agent or any of its Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Fundamental Document or any documents related to hereto or thereto),
(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),
(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),
(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and
(v) no fee or other compensation is being paid directly to the Administrative Agent or its Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit or this Agreement.
(c) The Administrative Agent hereby informs the Lenders that it is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and it has a financial interest in the transactions contemplated hereby in that it or any of its Affiliates (i) may receive interest or other payments with respect to the Loans, the Letters of Credit and this Agreement, (ii) may recognize a gain if it extended the Loans or the Letters of Credit for an amount less than the amount being paid for an interest in the Loans or the Letters of Credit by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Fundamental Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

1.31    New Acknowledgement and Consent to Bail-In of EEA Financial Institutions. The Credit Agreement is hereby amended by inserting the following Section 10.21,

“Acknowledgement and Consent to Bail-In of EEA Financial Institutions” in the appropriate numerical order:

Notwithstanding anything to the contrary in any Fundamental Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Fundamental Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and
(i)the effects of any Bail-in Action on any such liability, including, if applicable:
(ii)a reduction in full or in part or cancellation of any such liability;
(iii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Fundamental Document; or
(iv) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
1.32    The Collateral Agent. Each of the Lenders party hereto hereby irrevocably agrees, authorizes and directs that the Administrative Agent:
(a)    shall also act as the “collateral agent” under the Fundamental Documents, and each of such Lenders and Issuing Lenders thereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the Issuing Lenders for purposes of acquiring, holding and enforcing any and all Liens on Collateral to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto, and directs the Administrative Agent to enter into each Collateral Document for the benefit of the Lenders and the other Secured Parties and any related intercreditor agreement reasonably satisfactory to the Administrative Agent. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 8.7 of the Credit Agreement for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of

Article 8 of the Credit Agreement and Article 10 of the Credit Agreement (including Sections 10.4 and 10.5 of the Credit Agreement, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Fundamental Documents) as if set forth in full herein with respect thereto.
(b)    at its option and in its discretion, to release any Lien on any property granted to or held by the Administrative Agent under any Fundamental Document (i) upon termination of the Revolving Commitments and payment in full of all Obligations and the expiration or termination of all Letters of Credit at any time arising under or in respect of the Credit Agreement or the other Fundamental Documents or the transactions contemplated thereby, (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted by the Credit Agreement (including, without limitation the release of any Lien on property of Hotels Spinco and its Subsidiaries securing the Obligations hereunder upon the consummation of the Hotels Spin-Off), (iii) if the Obligations are no longer required to be secured pursuant to Section 6.3(k) and/or (iv) if approved, authorized or ratified in writing in accordance with Section 10.9 of the Credit Agreement. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property pursuant to this Section. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by the Borrower or any Subsidiary in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.
SECTION 2.     Conditions to Effectiveness. This Agreement shall become effective upon the date on which the Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by each of the Borrower, the Administrative Agent and the Required Lenders. The parties hereto agree that upon effectiveness this Agreement shall constitute a Fundamental Document.

SECTION 3.     Representations and Warranties. The Borrower reaffirms and restates the representations and warranties made by it in the Credit Agreement, in each case, after giving effect to the amendments to the Credit Agreement contemplated hereby, and all such representations and warranties are true and correct in all material respects on the date of this Agreement with the same force and effect as if made on such date (except to the extent (i) such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects after giving effect to such qualification). The Borrower additionally represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that no Default or Event of Default has occurred and is continuing.
SECTION 4.     Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 10.04 of the Credit Agreement include the out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Davis Polk & Wardwell LLP, counsel to the Administrative Agent.
SECTION 5.     Ratification. The Credit Agreement, as amended by this Agreement, and the other Fundamental Documents remain in full force and effect and are hereby ratified and affirmed. This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement, any other Fundamental Document or any of the instruments or agreements referred to in any thereof or a waiver of any Default or Event of Default, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.
SECTION 6.     Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
SECTION 7.     References. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Fundamental Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time.
SECTION 8.     Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.
SECTION 9.     Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 10.     Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.
SECTION 11.     Governing Law. THIS AGREEMENT HAS BEEN EXECUTED AND DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF SUCH STATE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND, IN THE CASE OF PROVISIONS RELATING TO INTEREST RATES, ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.
SECTION 12.     Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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IN WITNESS WHEREOF, the Borrower, the Administrative Agent and the Lenders party hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
WYNDHAM WORLDWIDE CORPORATION,
as Borrower

By: /s/ Jeffrey R. Leuenberger
Jeffrey R. Leuenberger
Senior Vice President and Treasurer

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Suzanne E. Pickett
Suzanne E. Pickett
Vice President

BANK OF AMERICA, N.A.,
as Lender

By: /s/ Suzanne E. Pickett
Suzanne E. Pickett
Vice President

JPMORGAN CHASE BANK, N.A.,
as Lender

By: /s/ Nadeige Dang
Nadeige Dang
Executive Director

BARCLAYS BANK PLC,
as Lender

By: /s/ Craig Malloy
Craig Malloy
Director

DEUTSCHE BANK AG, NEW YORK,
as Lender

By: /s/ J.T. Johnston Coe
J.T. Johnston Coe
Managing Director

By: /s/ James Rolison
James Rolison
Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as Lender

By: /s/ Lawrence Elkins
Lawrence Elkins
Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

By: /s/ William O’Daly
William O’Daly
Authorized Signatory

By: /s/ Stefan Hummel
Stefan Hummel
Authorized Signatory

GOLDMAN SACHS BANK USA,
as Lender

By: /s/ Chris Lam
Chris Lam
Authorized Signatory

THE BANK OF NOVA SCOTIA,
as Lender

By: /s/ Michael Grad
Michael Grad
Director

SUNTRUST BANK,
as Lender

By: /s/ Sheryl Kerley
Sheryl Kerley
Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By: /s/ Allison Burgun
Allison Burgun
Vice President

WELLS FARGO BANK, N.A.,
as Lender

By: /s/ James Travagline
James Travagline
Managing Director

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED,
as Lender

By: /s/ Robert Grillo
Robert Grillo
Director

BRANCH BANKING AND TRUST COMPANY,
as Lender

By: /s/ Jeff Skalka
Jeff Skalka

COMERICA BANK,
as Lender

By: /s/ Timothy O’Rourke
Timothy O’Rourke
Vice President

DANSKE BANK A/S,
as Lender

By: /s/ Merete Ryvald-Christensen
Merete Ryvald-Christensen
Chief Loan Manager

By: /s/ Jesper Larsen
Jesper Larsen
Senior Loan Manager